© INNOVATE Corp. 2022 INNOVATE Corp. Q1 2022 Earnings Release Supplement May 4, 2022

© INNOVATE Corp. 2022 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding our inability to predict the extent to which the COVID-19 pandemic and related impacts will continue to adversely impact INNOVATES’s business operations, financial performance, results of operations, financial position, the prices of INNOVATE’s securities and the achievement of INNOVATE’s strategic objectives, and changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on INNOVATE’s financial position. Such statements are based on the beliefs and assumptions of INNOVATE’s management and the management of INNOVATE’s subsidiaries and portfolio companies. INNOVATE believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance, results or the creation of stockholder value and our actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: developments relating to on-going hostilities in Ukraine, the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on INNOVATE’s operations and personnel, and on commercial activity and demand across our businesses, capital market conditions, including the ability of INNOVATE and INNOVATE’s subsidiaries to raise capital; the ability of INNOVATE’s subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of INNOVATE common stock; the ability of INNOVATE and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of INNOVATE. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

© INNOVATE Corp. 2022 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, which excludes results for discontinued operations, and Adjusted EBITDA for its operating segments. Adjusted EBITDA Adjusted EBITDA is not a measurement recognized under U.S. GAAP. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Adjusted EBITDA excludes the results of operations and any consolidating eliminations of our Insurance segment. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) as adjusted for discontinued operations; depreciation and amortization; Other operating (income) expense, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, asset impairment expense and FCC reimbursements; interest expense; loss on early extinguishment or restructuring of debt; other (income) expense, net; income tax (benefit) expense; noncontrolling interest; share-based compensation expense; non-recurring items; costs associated with the COVID-19 pandemic and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable, however there can be no assurance information so presented will prove accurate in whole or in part.

© INNOVATE Corp. 2022 Continued execution across all three operating segments kicks off strong start to 2022 First Quarter 2022 Highlights 4 ■ Achieved revenue and Adjusted EBITDA(1) growth of 140.3% and 1,050.0%, respectively ■ DBM delivered strong year-over-year growth in revenue, net income and adjusted EBITDA driven by the Banker Steel acquisition ■ R2 made significant progress in multiple regions around the world during the first year of commercial sales of the GLACIAL® Rx platform ■ Broadcasting completed the construction of 22 new broadcast stations and added 12 new designated market areas (DMAs) (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

# Segment Highlights

INNOVATE

DBM GLOBAL

## Infrastructure Highlights

- Reported Backlog = $1.4B
- Total adjusted backlog(1) = $1.7B
- Converting backlog to revenue with strong backlog levels
- Backlog provides revenue visibility for 2022 and beyond

Pansend Life Sciences

## Life Sciences Highlights

R2 Technologies

- R2 has now shipped 100 GLACIAL® devices to customers globally

MediBeacon

- MediBeacon is getting ready to submit its IDE application to the FDA for its U.S. Pivotal Study

HC2 Broadcasting

## Spectrum Highlights

- 1Q22 Adjusted EBITDA(2) of $1.3M
- Completed construction of 22 new broadcast stations
- Clear indications of demand for carriage on our platform at April's National Association of Broadcasters convention

(1) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

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# Q1 2022 Financial Highlights

INNOVATE

## Revenue

| ($ millions) | | 1Q22 | | 1Q21 |
|---|---|---|---|---|
| Infrastructure | $ | 402.2 | $ | 161.3 |
| Life Sciences | | 0.8 | | — |
| Spectrum | | 9.8 | | 10.5 |
| **Consolidated INNOVATE** | **$** | **412.8** | **$** | **171.8** |

## Net Income Attrib. to INNOVATE Corp. & Adj. EBITDA

| ($ millions) | | 1Q22 NI[1] | | 1Q22 Adj. EBITDA[2] | | 1Q21 NI[1] | | 1Q21 Adj. EBITDA[2] |
|---|---|---|---|---|---|---|---|---|
| Infrastructure | $ | 6.1 | $ | 20.5 | $ | — | $ | 11.3 |
| Life Sciences | | (4.1) | | (5.8) | | (4.2) | | (6.2) |
| Spectrum | | (3.4) | | 1.3 | | (4.4) | | 0.8 |
| Non-operating Corporate | | (11.3) | | (4.6) | | (30.8) | | (4.0) |
| Other & Eliminations | | 0.3 | | 0.1 | | 0.1 | | (0.9) |
| **Consolidated INNOVATE, Excluding Disc Ops** | **$** | **(12.4)** | **$** | **11.5** | **$** | **(39.3)** | **$** | **1.0** |
| Discontinued Operations | $ | — | | | $ | 51.9 | | |
| **Net Income Attrib. to INNOVATE Corp.** | **$** | **(12.4)** | | | **$** | **12.6** | | |

**Consolidated Q1 Results**

- Revenue increased $241.0M or 140.3% driven by our Infrastructure segment, due primarily to DBM's recent acquisition of Banker Steel and increases in Infrastructure market demand along with larger projects entering the market
- Net Loss attributable to INNOVATE Corp. of $12.4M
- Adjusted EBITDA increased by $10.5M to $11.5M driven by contribution from Banker Steel at Infrastructure

**Infrastructure**

- Net Income of $6.1M
- $20.5M in Adjusted EBITDA; contracted backlog of $1.4B (Adjusted ~$1.7B[3]), compared to $1.6B at 12/31/21

**Spectrum**

- Net Loss of $3.4M
- $1.3M in Adjusted EBITDA
- Sixth consecutive quarter of positive Adjusted EBITDA contribution

**Life Sciences**

- R2 has now shipped 100 GLACIAL® devices to customers globally

**Non-operating Corporate**

- Recurring SG&A up $0.6M year-over-year

**First Quarter Consolidated Revenue and Adjusted EBITDA[2] grew 140.3% and 1,050.0%, respectively, year-over-year**

(1) Net Income attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(3) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

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© INNOVATE Corp. 2022 ■ Strong backlog provides runway for future cash generation of the business ■ Convert backlog to revenue while being selective in future projects for higher margin ■ 149.3% revenue increase due to the acquisition of Banker Steel as well as an increase from the fabrication and erection business, partially offset by a decrease at the construction modeling and detailing business due to the completion of projects in 2021 and the industrial maintenance and repair business ■ Adjusted EBITDA increase can be attributed to the contribution from Banker Steel and increased profit as a result of higher sales at the fabrication and erection business, partially offset by lower margins in the industrial maintenance and repair business and the construction modeling and detailing business as a result of the completion of high margin project in the prior year, as well as increase in G&A expense due to the acquisition of Banker Steel ■ Reported backlog level of $1.4B ■ Taking into consideration awarded but not yet signed contracts, adjusted backlog was ~$1.7B Financials ($ millions) 1Q22 1Q21 Revenue $ 402.2 $ 161.3 Net Income $ 6.1 $ — Adjusted EBITDA (1) $ 20.5 $ 11.3 (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP. (2) All data as of March 31, 2022 unless otherwise noted. Segment Highlights - Infrastructure DBM Global ("DBM") 7 $522.7 $1,634.4 $1,605.9 1,580.9 1,382.9 Backlog Adjusted Backlog 1Q21 2Q21 3Q21 4Q21 1Q22 $500 $1,000 $1,500 $2,000 ~$1,690.9 Trending Backlog Overview Near-Term Focus ($ millions)

# Segment Highlights - Life Sciences

Pansend Life Sciences ("Pansend")

## R2 Technologies

- R2 has now shipped 100 GLACIAL® devices to customers globally, and those customers have performed more than 15,000 GLACIAL® treatment cycles
- Data related to GLACIAL® Rx was presented across two oral presentations during the annual meeting of the American Society for Laser Medicine and Surgery in San Diego last month

## MediBeacon

- Plans to submit IDE application to the FDA for their U.S. Pivotal Study in the second quarter
  - First step toward receiving approval to commence the U.S. Pivotal Study

## Summary of Investments

| Company | Investment to Date | Equity % | Fully Diluted % |
|---|---|---|---|
| R2 Technologies | $42.4M | 56.4% | 50.9% |
| MediBeacon | $29.4M | 47.2% | 41.5% |
| Genovel | $3.8M | 80.0% | 75.2% |
| Triple Ring | $3.0M | 25.8% | 22.9% |

(1) Investment-to-date totals and equity ownership percentages are as of March 31, 2022.
(2) MediBeacon agents and devices are not approved for human use by any regulatory agency.

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© INNOVATE Corp. 2022 Financials ($ millions) 1Q22 1Q21 Station Group $ 4.8 $ 4.5 Network ("Azteca") 5.0 6.0 Revenue $ 9.8 $ 10.5 Net (Loss) Income $ (3.4) $ (4.4) Adjusted EBITDA (1) $ 1.3 $ 0.8 9 Segment Highlights - Spectrum HC2 Broadcasting ("Broadcasting") 237 45 249 Central Cast Integrated Operating Stations 4Q17 4Q18 4Q19 4Q20 4Q21 1Q22 0 50 100 150 200 250 Overview Near-Term Focus ■ Continue business development and sign up large content providers; strong pipeline of pending lease agreements or revenue shares across multiple markets ■ Explore ATSC 3.0 technologies that offer expanded capability and use of Broadcasting's spectrum Station Growth (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP. ■ Sixth consecutive quarter of positive Adjusted EBITDA contribution ■ In the first quarter 2022, Spectrum completed nearly all its remaining station builds, adding 22 new stations out of a targeted 24 ■ Remaining two builds in Bangor, ME, are awaiting Canadian government approval, which is expected shortly ■ Broadcasting will own and operate 251 stations that cover 107 DMAs once the two build in Bangor, ME, are completed

© INNOVATE Corp. 2022 (1) Debt Maturity Profile excludes Preferred Stock and capital leases. (2) Infrastructure Line of Credit reflects maturity in 2024 and not U.S. GAAP presentation. (3) Debt amortization and Maturity Profile chart presents debt annual amortization and maturity payments. Debt Summary ($ millions) Maturity Mar-22 Dec-21 8.50% Senior Secured Notes 2026 $ 330.0 $ 330.0 7.50% Convertible Senior Notes 2022 3.2 3.2 7.50% Convertible Senior Notes 2026 51.8 51.8 Line of Credit 2024 5.0 5.0 Infrastructure Debt Various 242.4 188.6 Spectrum Debt 2022 52.2 52.2 Total Principal Outstanding $ 684.6 $ 630.8 Unamortized OID and DFC (3.5) (4.5) Total Debt $ 681.1 $ 626.3 Cash & Cash Equivalents 26.4 45.5 Net Debt $ 654.7 $ 580.8 Current Credit Picture 10 Debt Amortization and Maturity Profile $74.1 $18.1 $124.0 $6.6 $461.8 Holdco Infrastructure Spectrum 2022 2023 2024 2025 2026 $— $100.0 $200.0 $300.0 $400.0 $500.0 ($ millions)

© INNOVATE Corp. 2022 Appendix Select GAAP Financials & Non-GAAP Reconciliations

© INNOVATE Corp. 2022 INNOVATE Selected GAAP Financials Income Statement - Unaudited (in millions) Three Months ended March 31, 2022 2021 Revenue $ 412.8 $ 171.8 Cost of revenue 363.0 141.3 Gross profit 49.8 30.5 Operating expenses: Selling, general and administrative 42.6 37.1 Depreciation and amortization 6.9 3.9 Other operating (gain) loss (0.4) 0.4 Income (loss) from operations 0.7 (10.9) Other (expense) income: Interest expense (12.6) (21.4) Loss on early extinguishment or restructuring of debt — (10.8) Loss from equity investees (0.5) (2.1) Other (loss) income (0.1) 3.4 Loss from continuing operations before income taxes (12.5) (41.8) Income tax expense (1.6) (1.1) Loss from continuing operations (14.1) (42.9) Income from discontinued operations (including gain on disposal of $40.4 million for the three months ended March 31, 2021) — 51.9 Net (loss) income (14.1) 9.0 Net income attributable to noncontrolling interest and redeemable noncontrolling interest 1.7 3.6 Net (loss) income attributable to INNOVATE Corp. (12.4) 12.6 Less: Preferred dividends and deemed dividends from conversions 1.2 0.4 Net (loss) income attributable to common stock and participating preferred stockholders $ (13.6) $ 12.2 12

© INNOVATE Corp. 2022 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three Months ended March 31, 2022 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Elimination INNOVATE Net (loss) attributable to INNOVATE Corp. $ (12.4) Less: Discontinued operations — Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 6.1 $ (4.1) $ (3.4) $ (11.3) $ 0.3 $ (12.4) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 5.3 0.1 1.5 — — 6.9 Depreciation and amortization (included in cost of revenue) 3.7 — — — — 3.7 Other operating (income) expense (0.6) — 0.2 — — (0.4) Interest expense 2.2 — 2.0 8.4 — 12.6 Other expense (income), net 0.1 0.1 1.5 (1.6) — 0.1 Income tax expense (benefit) 2.9 — — (1.3) — 1.6 Noncontrolling interest 0.6 (2.0) (0.6) — 0.3 (1.7) Share-based compensation expense — 0.1 — 0.7 — 0.8 Acquisition and disposition costs 0.2 — 0.1 0.5 (0.5) 0.3 Adjusted EBITDA $ 20.5 $ (5.8) $ 1.3 $ (4.6) $ 0.1 $ 11.5

© INNOVATE Corp. 2022 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Three Months ended March 31, 2021 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Elimination INNOVATE Net income attributable to INNOVATE Corp. $ 12.6 Less: Discontinued operations 51.9 Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ — $ (4.2) $ (4.4) $ (30.8) $ 0.1 $ (39.3) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 2.4 — 1.5 — — 3.9 Depreciation and amortization (included in cost of revenue) 2.3 — — — — 2.3 Other operating expense — — 0.4 — — 0.4 Interest expense 1.9 — 2.3 17.2 — 21.4 Loss on early extinguishment or restructuring of debt — — 0.9 9.9 — 10.8 Other expense (income), net 0.2 — 0.4 (4.0) — (3.4) Income tax expense — — — 1.1 — 1.1 Noncontrolling interest — (2.1) (0.5) — (1.1) (3.7) Share-based compensation expense — 0.1 0.1 0.4 — 0.6 Nonrecurring Items 0.2 — — 0.5 — 0.7 COVID-19 Costs 3.9 — — — — 3.9 Acquisition and disposition costs 0.4 — 0.1 1.7 0.1 2.3 Adjusted EBITDA $ 11.3 $ (6.2) $ 0.8 $ (4.0) $ (0.9) $ 1.0